EXHIBIT 99.2

MARM 04-3, 2A1

Balance    $62,000,000    Delay         24           WAC(1) 5.763    WAM(1)  359
Coupon     2.464          Dated         3/1/2004     NET(1) 5.464    WALA(1)   1
Settle     3/31/2004      First Payment 4/25/2004

Coupon Formula: IF CURMONTH LE 35 THEN #NETRATE1 - 2.999766 ELSE #NETRATE1 - .46

RUN TO THE EARLIER OF THE WTD AVG RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

                          10 CPR        15 CPR         20 CPR         25 CPR
                99-18      2.578         2.588          2.601          2.614
                99-19      2.564         2.574          2.585          2.597
                99-20      2.551         2.560          2.569          2.580
                99-21      2.538         2.545          2.553          2.562
                99-22      2.525         2.531          2.538          2.545
                99-23      2.511         2.516          2.522          2.528
                99-24      2.498         2.502          2.506          2.511
                99-25      2.485         2.488          2.491          2.494
                99-26      2.472         2.473          2.475          2.477
                99-27      2.458         2.459          2.460          2.460
                99-28      2.445         2.445          2.444          2.443
                99-29      2.432         2.430          2.428          2.426
                99-30      2.419         2.416          2.413          2.409
                99-31      2.405         2.402          2.397          2.392
               100-00      2.392         2.387          2.381          2.375
               100-01      2.379         2.373          2.366          2.358
               100-02      2.366         2.359          2.350          2.341

Spread @ Center Price         36            47             57             66
                  WAL       2.47          2.27           2.09           1.91
             Mod Durn       2.36          2.17           2.00           1.83
     Principal Window  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07

            LIBOR_6MO       1.19          1.19           1.19           1.19
            LIBOR_1YR       1.42          1.42           1.42           1.42
              CMT_1YR      1.167         1.167          1.167          1.167
                          30 CPR        40 CPR         50 CPR         60 CPR
                99-18      2.628         2.663          2.706          2.764
                99-19      2.610         2.640          2.679          2.730
                99-20      2.591         2.618          2.651          2.696
                99-21      2.572         2.595          2.624          2.662
                99-22      2.554         2.573          2.597          2.628
                99-23      2.535         2.550          2.569          2.594
                99-24      2.516         2.528          2.542          2.560
                99-25      2.498         2.505          2.515          2.526
                99-26      2.479         2.483          2.487          2.493
                99-27      2.460         2.461          2.460          2.459
                99-28      2.442         2.438          2.433          2.425
                99-29      2.423         2.416          2.406          2.391
                99-30      2.404         2.393          2.378          2.357
                99-31      2.386         2.371          2.351          2.323
               100-00      2.367         2.348          2.324          2.290
               100-01      2.349         2.326          2.297          2.256
               100-02      2.330         2.304          2.270          2.222

Spread @ Center Price         74            87             99            109
                  WAL       1.74          1.45           1.19           0.95
             Mod Durn       1.67          1.39           1.14           0.92
     Principal Window  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07

            LIBOR_6MO       1.19          1.19           1.19           1.19
            LIBOR_1YR       1.42          1.42           1.42           1.42
              CMT_1YR      1.167         1.167          1.167          1.167

MARM 04-3, 3A1                                        [LOGO UBS Investment Bank]

Balance     $15,000,000   Delay          24           WAC(1)               5.650
Coupon      4.2100        Dated          3/1/2004     WAM(1)               358
Settle      3/31/2004     First Payment  4/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - 1.101, ELSE GROUP 3 NWAC - .45

                     10 CPR         15 CPR         20 CPR         25 CPR         30 CPR
          101-04      3.818          3.761          3.697          3.625          3.543
          101-05      3.809          3.750          3.685          3.612          3.528
          101-06      3.800          3.740          3.673          3.598          3.513
          101-07      3.790          3.729          3.662          3.585          3.497
          101-08      3.781          3.719          3.650          3.571          3.482
          101-09      3.772          3.708          3.638          3.558          3.467
          101-10      3.762          3.698          3.626          3.544          3.451
          101-11      3.753          3.687          3.614          3.531          3.436
          101-12      3.744          3.676          3.602          3.517          3.421
          101-13      3.735          3.666          3.590          3.504          3.406
          101-14      3.725          3.655          3.578          3.491          3.390
          101-15      3.716          3.645          3.566          3.477          3.375
          101-16      3.707          3.634          3.554          3.464          3.360
          101-17      3.697          3.624          3.542          3.450          3.345
          101-18      3.688          3.613          3.531          3.437          3.330
          101-19      3.679          3.603          3.519          3.423          3.314
          101-20      3.670          3.592          3.507          3.410          3.299

        N-Spread         83             95            106            117            125
             WAL       3.67           3.21           2.82           2.48           2.17
        Mod-Durn      3.307          2.915          2.579          2.281          2.015
Principal Window  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09

       LIBOR_6MO      1.270          1.270          1.270          1.270          1.270


                     40 CPR          50 CPR         60 CPR         70 CPR
          101-04      3.345           3.076          2.719          2.285
          101-05      3.325           3.051          2.686          2.242
          101-06      3.305           3.025          2.653          2.200
          101-07      3.286           3.000          2.620          2.157
          101-08      3.266           2.974          2.587          2.115
          101-09      3.247           2.949          2.554          2.072
          101-10      3.227           2.924          2.521          2.030
          101-11      3.208           2.898          2.488          1.988
          101-12      3.188           2.873          2.455          1.945
          101-13      3.169           2.848          2.422          1.903
          101-14      3.149           2.822          2.389          1.861
          101-15      3.130           2.797          2.356          1.819
          101-16      3.110           2.772          2.323          1.777
          101-17      3.091           2.747          2.290          1.734
          101-18      3.071           2.721          2.257          1.692
          101-19      3.052           2.696          2.224          1.650
          101-20      3.032           2.671          2.191          1.608

        N-Spread        133             128            105             63
             WAL       1.67            1.27           0.96           0.74
        Mod-Durn      1.574           1.214          0.931          0.726
Principal Window  Apr04 - Jan09   Apr04 - Jul08  Apr04 - Jun07  Apr04 - Sep06

       LIBOR_6MO      1.270           1.270          1.270          1.270

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 3A1                                        [LOGO UBS Investment Bank]

Balance     $15,000,000   Delay         24           WAC(1)               5.650
Coupon      3.9080        Dated         3/1/2004     WAM(1)               358
Settle      3/31/2004     First Payment 4/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - 1.402, ELSE GROUP 3 NWAC - .45

                     10 CPR         15 CPR         20 CPR         25 CPR         30 CPR
          100-24      3.632          3.591          3.545          3.493          3.434
          100-25      3.622          3.580          3.533          3.480          3.419
          100-26      3.613          3.570          3.521          3.466          3.403
          100-27      3.604          3.559          3.509          3.453          3.388
          100-28      3.595          3.548          3.497          3.439          3.373
          100-29      3.585          3.538          3.485          3.426          3.357
          100-30      3.576          3.527          3.473          3.412          3.342
          100-31      3.567          3.517          3.461          3.399          3.327
          101-00      3.557          3.506          3.450          3.385          3.312
          101-01      3.548          3.496          3.438          3.372          3.296
          101-02      3.539          3.485          3.426          3.358          3.281
          101-03      3.530          3.475          3.414          3.345          3.266
          101-04      3.520          3.464          3.402          3.331          3.251
          101-05      3.511          3.454          3.390          3.318          3.235
          101-06      3.502          3.443          3.378          3.304          3.220
          101-07      3.493          3.433          3.366          3.291          3.205
          101-08      3.483          3.422          3.354          3.278          3.190

        N-Spread         72             85             98            111            122
             WAL       3.67           3.21           2.82           2.48           2.17
        Mod Durn      3.328          2.931          2.590          2.289          2.021
Principal Window  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09

       LIBOR_6MO      1.170          1.170          1.170          1.170          1.170
                     40 CPR         50 CPR         60 CPR         70 CPR
          100-24      3.291          3.099          2.838          2.524
          100-25      3.271          3.074          2.805          2.481
          100-26      3.251          3.048          2.772          2.438
          100-27      3.232          3.023          2.739          2.396
          100-28      3.212          2.997          2.705          2.353
          100-29      3.192          2.972          2.672          2.310
          100-30      3.173          2.947          2.639          2.268
          100-31      3.153          2.921          2.606          2.225
          101-00      3.134          2.896          2.572          2.183
          101-01      3.114          2.871          2.539          2.140
          101-02      3.095          2.845          2.506          2.097
          101-03      3.075          2.820          2.473          2.055
          101-04      3.055          2.795          2.440          2.013
          101-05      3.036          2.769          2.407          1.970
          101-06      3.016          2.744          2.374          1.928
          101-07      2.997          2.719          2.341          1.885
          101-08      2.978          2.694          2.308          1.843

        N-Spread        135            136            122             92
             WAL       1.67           1.28           0.96           0.74
        Mod Durn      1.576          1.217          0.930          0.725
Principal Window  Apr04 - Jan09  Apr04 - Jul08  Apr04 - Jun07  Apr04 - Sep06

       LIBOR_6MO      1.170          1.170          1.170          1.170

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 3A2                                        [LOGO UBS Investment Bank]

Balance   $10,000,000   Delay           24          WAC(1)               5.650
Coupon    4.5210        Dated           3/1/2004    WAM(1)               358
Settle    3/31/2004     First Payment   4/25/2004   Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - .7894, ELSE GROUP 3 NWAC - .45

                      10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
          101-24       3.938           3.855           3.762           3.658           3.538
          101-25       3.929           3.844           3.750           3.644           3.523
          101-26       3.919           3.833           3.738           3.631           3.508
          101-27       3.910           3.823           3.726           3.617           3.493
          101-28       3.901           3.812           3.715           3.604           3.477
          101-29       3.892           3.802           3.703           3.590           3.462
          101-30       3.882           3.791           3.691           3.577           3.447
          101-31       3.873           3.781           3.679           3.564           3.432
          102-00       3.864           3.770           3.667           3.550           3.417
          102-01       3.854           3.760           3.655           3.537           3.401
          102-02       3.845           3.749           3.643           3.523           3.386
          102-03       3.836           3.739           3.631           3.510           3.371
          102-04       3.827           3.728           3.620           3.497           3.356
          102-05       3.817           3.718           3.608           3.483           3.341
          102-06       3.808           3.707           3.596           3.470           3.326
          102-07       3.799           3.697           3.584           3.456           3.311
          102-08       3.790           3.686           3.572           3.443           3.296

        N-Spread         96             106             114             122             126
             WAL       3.67            3.21            2.82            2.48            2.17
        Mod Durn       3.290           2.903           2.570           2.276           2.013
Principal Window   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09

       LIBOR_6MO       1.200           1.200           1.200           1.200           1.200

                      40 CPR          50 CPR          60 CPR          70 CPR
          101-24       3.251           2.862           2.346           1.718
          101-25       3.231           2.836           2.313           1.676
          101-26       3.212           2.811           2.280           1.634
          101-27       3.192           2.786           2.248           1.592
          101-28       3.173           2.761           2.215           1.551
          101-29       3.153           2.736           2.182           1.509
          101-30       3.134           2.711           2.149           1.467
          101-31       3.115           2.686           2.117           1.425
          102-00       3.095           2.660           2.084           1.383
          102-01       3.076           2.635           2.051           1.341
          102-02       3.056           2.610           2.019           1.300
          102-03       3.037           2.585           1.986           1.258
          102-04       3.018           2.560           1.954           1.216
          102-05       2.998           2.535           1.921           1.175
          102-06       2.979           2.510           1.889           1.133
          102-07       2.960           2.485           1.856           1.091
          102-08       2.941           2.460           1.824           1.050

        N-Spread        126             110              73              11
             WAL       1.67            1.27            0.96            0.74
        Mod Durn       1.575           1.217           0.935           0.730
Principal Window   Apr04 - Jan09   Apr04 - Jul08   Apr04 - Jun07   Apr04 - Sep06

       LIBOR_6MO       1.200           1.200           1.200           1.200

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 3A4                                        [LOGO UBS Investment Bank]

Balance   $40,000,000    Delay         24           WAC(1)               5.650
Coupon    4.4690         Dated         3/1/2004     WAM(1)               358
Settle    3/31/2004      First Payment 4/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - .8414, ELSE GROUP 3 NWAC - .45

                     10 CPR         15 CPR         20 CPR         25 CPR         30 CPR
          101-24      3.887          3.804          3.712          3.607          3.488
          101-25      3.878          3.793          3.700          3.594          3.473
          101-26      3.868          3.783          3.688          3.580          3.458
          101-27      3.859          3.772          3.676          3.567          3.442
          101-28      3.850          3.761          3.664          3.553          3.427
          101-29      3.840          3.751          3.652          3.540          3.412
          101-30      3.831          3.740          3.640          3.527          3.397
          101-31      3.822          3.730          3.628          3.513          3.382
          102-00      3.813          3.719          3.616          3.500          3.367
          102-01      3.803          3.709          3.605          3.486          3.351
          102-02      3.794          3.698          3.593          3.473          3.336
          102-03      3.785          3.688          3.581          3.460          3.321
          102-04      3.776          3.677          3.569          3.446          3.306
          102-05      3.766          3.667          3.557          3.433          3.291
          102-06      3.757          3.656          3.545          3.420          3.276
          102-07      3.748          3.646          3.534          3.406          3.261
          102-08      3.739          3.636          3.522          3.393          3.246

        N-Spread       98.6          107.7          116.0          123.5          127.4
             WAL       3.67           3.21           2.82           2.48           2.17
        Mod Durn      3.294          2.907          2.573          2.278          2.015
Principal Window  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09

       LIBOR_6MO      1.170          1.170          1.170          1.170          1.170
                     40 CPR         50 CPR         60 CPR         70 CPR
          101-24      3.201          2.818          2.298          1.672
          101-25      3.182          2.793          2.265          1.630
          101-26      3.162          2.768          2.233          1.588
          101-27      3.143          2.743          2.200          1.546
          101-28      3.123          2.718          2.167          1.504
          101-29      3.104          2.692          2.134          1.462
          101-30      3.085          2.667          2.102          1.420
          101-31      3.065          2.642          2.069          1.379
          102-00      3.046          2.617          2.036          1.337
          102-01      3.026          2.592          2.004          1.295
          102-02      3.007          2.567          1.971          1.253
          102-03      2.988          2.543          1.939          1.212
          102-04      2.968          2.518          1.906          1.170
          102-05      2.949          2.493          1.874          1.128
          102-06      2.930          2.468          1.841          1.087
          102-07      2.911          2.443          1.809          1.045
          102-08      2.891          2.418          1.776          1.004

        N-Spread      125.7          108.1           68.8            7.3
             WAL       1.67           1.28           0.96           0.74
        Mod Durn      1.577          1.221          0.936          0.731
Principal Window  Apr04 - Jan09  Apr04 - Jul08  Apr04 - Jun07  Apr04 - Sep06

       LIBOR_6MO      1.170          1.170          1.170          1.170

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 4A1                                        [LOGO UBS Investment Bank]

Balance   $35,000,000    Delay         24           WAC(1)               5.619
Coupon    3.6080         Dated         3/1/2004     WAM(1)               358
Settle    3/31/2004      First Payment 4/25/2004    Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 4 NWAC - 1.671, ELSE GROUP 4 NWAC - .36

                     10 CPR         15 CPR         20 CPR         25 CPR         30 CPR
           99-24      3.638          3.637          3.637          3.637          3.637
           99-25      3.628          3.627          3.625          3.623          3.621
           99-26      3.619          3.616          3.613          3.610          3.606
           99-27      3.609          3.605          3.601          3.596          3.590
           99-28      3.600          3.595          3.589          3.582          3.575
           99-29      3.591          3.584          3.577          3.569          3.559
           99-30      3.581          3.574          3.565          3.555          3.544
           99-31      3.572          3.563          3.553          3.542          3.529
          100-00      3.563          3.552          3.541          3.528          3.513
          100-01      3.554          3.542          3.529          3.514          3.498
          100-02      3.544          3.531          3.517          3.501          3.482
          100-03      3.535          3.521          3.505          3.487          3.467
          100-04      3.526          3.510          3.493          3.474          3.451
          100-05      3.516          3.500          3.481          3.460          3.436
          100-06      3.507          3.489          3.469          3.446          3.421
          100-07      3.498          3.478          3.457          3.433          3.405
          100-08      3.488          3.468          3.445          3.419          3.390

        N-Spread         60             78             96            116            133
             WAL       3.67           3.21           2.82           2.48           2.18
        Mod Durn      3.343          2.941          2.595          2.290          2.018
Principal Window  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09

       LIBOR_6MO      1.270          1.270          1.270          1.270          1.270
                     40 CPR         50 CPR         60 CPR         70 CPR
           99-24      3.637          3.636          3.636          3.635
           99-25      3.617          3.610          3.602          3.591
           99-26      3.597          3.584          3.568          3.548
           99-27      3.577          3.558          3.534          3.504
           99-28      3.557          3.532          3.500          3.461
           99-29      3.537          3.506          3.466          3.417
           99-30      3.517          3.480          3.432          3.373
           99-31      3.497          3.455          3.398          3.330
          100-00      3.477          3.429          3.365          3.286
          100-01      3.457          3.403          3.331          3.243
          100-02      3.438          3.377          3.297          3.200
          100-03      3.418          3.351          3.263          3.156
          100-04      3.398          3.325          3.230          3.113
          100-05      3.378          3.300          3.196          3.070
          100-06      3.358          3.274          3.162          3.026
          100-07      3.339          3.248          3.129          2.983
          100-08      3.319          3.223          3.095          2.940

        N-Spread        159            178            190            194
             WAL       1.67           1.27           0.96           0.74
        Mod Durn      1.569          1.205          0.922          0.717
Principal Window  Apr04 - Jan09  Apr04 - Jul08  Apr04 - Jun07  Apr04 - Sep06

       LIBOR_6MO      1.270          1.270          1.270          1.270

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 4A2                                        [LOGO UBS Investment Bank]

Balance  $24,200,000     Delay          24            WAC(1)               5.619
Coupon   4.2800          Dated          3/1/2004      WAM(1)               358
Settle   3/31/2004       First Payment  4/25/2004     Target Reset Margin: 1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 4 NWAC - 1.01, ELSE GROUP 4 NWAC - .36

                     10 CPR         15 CPR         20 CPR         25 CPR         30 CPR
          100-24      4.004          3.961          3.914          3.860          3.798
          100-25      3.995          3.951          3.902          3.846          3.783
          100-26      3.986          3.940          3.890          3.833          3.767
          100-27      3.976          3.929          3.878          3.819          3.752
          100-28      3.967          3.919          3.866          3.805          3.737
          100-29      3.958          3.908          3.854          3.792          3.721
          100-30      3.948          3.898          3.842          3.778          3.706
          100-31      3.939          3.887          3.830          3.765          3.691
          101-00      3.930          3.876          3.818          3.751          3.675
          101-01      3.920          3.866          3.806          3.738          3.660
          101-02      3.911          3.855          3.794          3.724          3.644
          101-03      3.902          3.845          3.782          3.710          3.629
          101-04      3.892          3.834          3.770          3.697          3.614
          101-05      3.883          3.823          3.758          3.683          3.598
          101-06      3.874          3.813          3.746          3.670          3.583
          101-07      3.864          3.802          3.734          3.656          3.568
          101-08      3.855          3.792          3.722          3.643          3.553
        N-Spread         98            111            123            136            146
             WAL       3.67           3.21           2.82           2.48           2.18
        Mod Durn      3.301          2.909          2.572          2.273          2.008
Principal Window  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09  Apr04 - Jan09

       LIBOR_6MO      1.270          1.270          1.270          1.270          1.270
                     40 CPR         50 CPR         60 CPR         70 CPR
          100-24      3.650          3.450          3.185          2.862
          100-25      3.630          3.424          3.151          2.819
          100-26      3.611          3.398          3.118          2.776
          100-27      3.591          3.373          3.084          2.733
          100-28      3.571          3.347          3.051          2.690
          100-29      3.551          3.321          3.018          2.647
          100-30      3.532          3.296          2.984          2.605
          100-31      3.512          3.270          2.951          2.562
          101-00      3.492          3.245          2.918          2.519
          101-01      3.473          3.219          2.884          2.477
          101-02      3.453          3.194          2.851          2.434
          101-03      3.433          3.168          2.818          2.391
          101-04      3.414          3.143          2.785          2.349
          101-05      3.394          3.117          2.752          2.306
          101-06      3.374          3.092          2.718          2.264
          101-07      3.355          3.067          2.685          2.221
          101-08      3.335          3.041          2.652          2.179
        N-Spread        160            163            151            121
             WAL       1.67           1.27           0.96           0.74
        Mod Durn      1.567          1.208          0.927          0.722
Principal Window  Apr04 - Jan09  Apr04 - Jul08  Apr04 - Jun07  Apr04 - Sep06

       LIBOR_6MO      1.270          1.270          1.270          1.270

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                                                      [LOGO UBS Investment Bank]

MARM 04-3, 5A1

Balance    $50,000,000  Delay                   24  WAC(1)                 5.160
Coupon           3.953  Dated             3/1/2004  WAM(1)                   358
Settle       3/31/2004  First Payment    4/25/2004  Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 5 NWAC - .8758, ELSE GROUP 5 NWAC - .203

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
          100-24           3.681           3.639           3.592           3.540           3.480
          100-25           3.671           3.628           3.581           3.526           3.465
          100-26           3.662           3.618           3.569           3.513           3.449
          100-27           3.653           3.607           3.557           3.499           3.434
          100-28           3.644           3.597           3.545           3.486           3.419
          100-29           3.634           3.586           3.533           3.472           3.403
          100-30           3.625           3.576           3.521           3.459           3.388
          100-31           3.616           3.565           3.509           3.445           3.373
          101-00           3.606           3.554           3.497           3.432           3.358
          101-01           3.597           3.544           3.485           3.419           3.342
          101-02           3.588           3.533           3.473           3.405           3.327
          101-03           3.579           3.523           3.461           3.392           3.312
          101-04           3.569           3.512           3.449           3.378           3.297
          101-05           3.560           3.502           3.438           3.365           3.281
          101-06           3.551           3.491           3.426           3.351           3.266
          101-07           3.542           3.481           3.414           3.338           3.251
          101-08           3.532           3.470           3.402           3.324           3.236
        N-Spread              75              87              99             112             122
             WAL            3.67            3.21            2.82            2.48            2.18
        Mod Durn           3.329           2.932           2.591           2.290           2.021
Principal Window   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09
       LIBOR_6MO           1.170           1.170           1.170           1.170           1.170

                          40 CPR          50 CPR          60 CPR          70 CPR
          100-24           3.335           3.142           2.881           2.565
          100-25           3.316           3.117           2.847           2.522
          100-26           3.296           3.091           2.814           2.480
          100-27           3.277           3.066           2.781           2.437
          100-28           3.257           3.040           2.748           2.394
          100-29           3.237           3.015           2.714           2.352
          100-30           3.218           2.990           2.681           2.309
          100-31           3.198           2.964           2.648           2.266
          101-00           3.179           2.939           2.615           2.224
          101-01           3.159           2.914           2.582           2.181
          101-02           3.139           2.888           2.548           2.139
          101-03           3.120           2.863           2.515           2.096
          101-04           3.100           2.838           2.482           2.054
          101-05           3.081           2.812           2.449           2.011
          101-06           3.061           2.787           2.416           1.969
          101-07           3.042           2.762           2.383           1.927
          101-08           3.022           2.737           2.350           1.884
        N-Spread             136             138             126              96
             WAL            1.68            1.28            0.96            0.74
        Mod Durn           1.576           1.217           0.930           0.725
Principal Window   Apr04 - Jan09   Apr04 - Jul08   Apr04 - Jun07   Apr04 - Sep06
       LIBOR_6MO           1.170           1.170           1.170           1.170

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 6A1                                        [LOGO UBS Investment Bank]

Balance    $82,000,000  Delay                   24  WAC(1)                 5.622
Coupon          3.9840  Dated             3/1/2004  WAM(1)                   358
Settle       3/31/2004  First Payment    4/25/2004  Target Reset Margin:   2.000

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 6 NWAC - 1.32, ELSE GROUP 6 NWAC - .42

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
          100-24          3.7084          3.6664          3.6200          3.5675          3.5074
          100-25          3.6991          3.6558          3.6080          3.5539          3.4920
          100-26          3.6898          3.6452          3.5961          3.5404          3.4767
          100-27          3.6804          3.6347          3.5841          3.5268          3.4613
          100-28          3.6711          3.6241          3.5721          3.5133          3.4460
          100-29          3.6618          3.6135          3.5602          3.4997          3.4307
          100-30          3.6525          3.6029          3.5482          3.4862          3.4153
          100-31          3.6432          3.5924          3.5363          3.4727          3.4000
          101-00          3.6339          3.5818          3.5243          3.4592          3.3847
          101-01          3.6246          3.5713          3.5124          3.4457          3.3694
          101-02          3.6153          3.5607          3.5004          3.4322          3.3541
          101-03          3.6060          3.5502          3.4885          3.4187          3.3389
          101-04          3.5967          3.5396          3.4766          3.4052          3.3236
          101-05          3.5874          3.5291          3.4647          3.3917          3.3083
          101-06          3.5782          3.5186          3.4528          3.3782          3.2931
          101-07          3.5689          3.5080          3.4409          3.3648          3.2778
          101-08          3.5596          3.4975          3.4290          3.3513          3.2626
        N-Spread              75              86              98             111             121
             WAL            3.66            3.20            2.82            2.47            2.17
        Mod Durn           3.316           2.922           2.583           2.283           2.015
Principal Window   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09   Apr04 - Jan09
       LIBOR_6MO           1.190           1.190           1.190           1.190           1.190
       LIBOR_1YR           1.453           1.453           1.453           1.453           1.453
         CMT_1YR           1.350           1.350           1.350           1.350           1.350

                          40 CPR          50 CPR          60 CPR          70 CPR
          100-24          3.3627          3.1692          2.9075          2.5916
          100-25          3.3430          3.1437          2.8741          2.5487
          100-26          3.3233          3.1182          2.8408          2.5059
          100-27          3.3036          3.0927          2.8074          2.4631
          100-28          3.2839          3.0673          2.7741          2.4204
          100-29          3.2643          3.0418          2.7408          2.3777
          100-30          3.2446          3.0164          2.7076          2.3350
          100-31          3.2250          2.9910          2.6744          2.2923
          101-00          3.2054          2.9656          2.6412          2.2497
          101-01          3.1858          2.9402          2.6080          2.2071
          101-02          3.1662          2.9149          2.5748          2.1646
          101-03          3.1466          2.8895          2.5417          2.1221
          101-04          3.1270          2.8642          2.5086          2.0796
          101-05          3.1075          2.8389          2.4755          2.0371
          101-06          3.0879          2.8136          2.4424          1.9947
          101-07          3.0684          2.7883          2.4094          1.9523
          101-08          3.0489          2.7631          2.3763          1.9099
        N-Spread             136             140             129              98
             WAL            1.67            1.27            0.96            0.74
        Mod Durn           1.572           1.215           0.929           0.724
Principal Window   Apr04 - Jan09   Apr04 - Jul08   Apr04 - Jun07   Apr04 - Sep06
       LIBOR_6MO           1.190           1.190           1.190           1.190
       LIBOR_1YR           1.453           1.453           1.453           1.453
         CMT_1YR           1.350           1.350           1.350           1.350

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 7A1                                        [LOGO UBS Investment Bank]

Balance         $34,500,000  Delay                   24  WAC(1)                 5.600
Initial Coupon       4.1090  Dated             3/1/2004  WAM(1)                   357
Settle            3/31/2004  First Payment    4/25/2004  Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 81 MONTHS AND THE 5% CLEANUP CALL.

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
          100-24           3.892           3.847           3.796           3.738           3.672
          100-25           3.884           3.838           3.786           3.726           3.657
          100-26           3.877           3.829           3.775           3.714           3.643
          100-27           3.869           3.820           3.765           3.701           3.629
          100-28           3.861           3.811           3.754           3.689           3.615
          100-29           3.854           3.802           3.744           3.677           3.600
          100-30           3.846           3.793           3.733           3.665           3.586
          100-31           3.838           3.784           3.723           3.652           3.572
          101-00           3.831           3.775           3.712           3.640           3.558
          101-01           3.823           3.766           3.702           3.628           3.544
          101-02           3.815           3.757           3.691           3.616           3.530
          101-03           3.808           3.748           3.681           3.604           3.515
          101-04           3.800           3.739           3.670           3.591           3.501
          101-05           3.792           3.730           3.660           3.579           3.487
          101-06           3.785           3.721           3.649           3.567           3.473
          101-07           3.777           3.712           3.639           3.555           3.459
          101-08           3.769           3.703           3.628           3.543           3.445

        N-Spread              98             119             135             148             160
             WAL            4.58            3.85            3.27            2.79            2.38
        Mod Durn            4.02            3.42            2.94            2.53            2.18
Principal Window   Apr04 - Dec10   Apr04 - Dec10   Apr04 - Dec10   Apr04 - Dec10   Apr04 - Dec10
       LIBOR_6MO           1.150           1.150           1.150           1.150           1.150
       LIBOR_1YR           1.300           1.300           1.300           1.300           1.300
         CMT_1YR           1.150           1.150           1.150           1.150           1.150

                          40 CPR          50 CPR          60 CPR          70 CPR
          100-24           3.596           3.288           3.024           2.705
          100-25           3.580           3.263           2.990           2.662
          100-26           3.564           3.237           2.957           2.619
          100-27           3.547           3.212           2.924           2.576
          100-28           3.531           3.186           2.890           2.533
          100-29           3.514           3.161           2.857           2.490
          100-30           3.498           3.135           2.823           2.448
          100-31           3.481           3.110           2.790           2.405
          101-00           3.465           3.084           2.757           2.362
          101-01           3.449           3.059           2.724           2.319
          101-02           3.432           3.033           2.690           2.277
          101-03           3.416           3.008           2.657           2.234
          101-04           3.400           2.982           2.624           2.192
          101-05           3.383           2.957           2.591           2.149
          101-06           3.367           2.932           2.557           2.107
          101-07           3.351           2.906           2.524           2.064
          101-08           3.334           2.881           2.491           2.022

        N-Spread             168             165             146             114
             WAL            2.04            1.27            0.96            0.74
        Mod Durn            1.88            1.21            0.93            0.72
Principal Window   Apr04 - Dec10   Apr04 - Jul08   Apr04 - Jun07   Apr04 - Sep06
       LIBOR_6MO           1.150           1.150           1.150           1.150
       LIBOR_1YR           1.300           1.300           1.300           1.300
         CMT_1YR           1.150           1.150           1.150           1.150

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 7A1                                        [LOGO UBS Investment Bank]

Balance             $34,500,000   Delay          24            WAC(1)               5.600
Initial Coupon      4.1090        Dated          3/1/2004      WAM(1)                 357
Settle              3/31/2004     First Payment  4/25/2004     Target Reset Margin  1.750:

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 81 MONTHS AND THE 5% CLEANUP CALL.

                       10 CPR         15 CPR         20 CPR          25 CPR         30 CPR
             100-24     3.892          3.847          3.796           3.738          3.672
             100-25     3.884          3.838          3.786           3.726          3.657
             100-26     3.877          3.829          3.775           3.714          3.643
             100-27     3.869          3.820          3.765           3.701          3.629
             100-28     3.861          3.811          3.754           3.689          3.615
             100-29     3.854          3.802          3.744           3.677          3.600
             100-30     3.846          3.793          3.733           3.665          3.586
             100-31     3.838          3.784          3.723           3.652          3.572
             101-00     3.831          3.775          3.712           3.640          3.558
             101-01     3.823          3.766          3.702           3.628          3.544
             101-02     3.815          3.757          3.691           3.616          3.530
             101-03     3.808          3.748          3.681           3.604          3.515
             101-04     3.800          3.739          3.670           3.591          3.501
             101-05     3.792          3.730          3.660           3.579          3.487
             101-06     3.785          3.721          3.649           3.567          3.473
             101-07     3.777          3.712          3.639           3.555          3.459
             101-08     3.769          3.703          3.628           3.543          3.445

           N-Spread        98            119            135             148            160
                WAL      4.58           3.85           3.27            2.79           2.38
           Mod Durn      4.02           3.42           2.94            2.53           2.18
   Principal Window Apr04 - Dec10  Apr04 - Dec10  Apr04 - Dec10  Apr04 - Dec10  Apr04 - Dec10

          LIBOR_6MO     1.150          1.150          1.150           1.150          1.150
          LIBOR_1YR     1.300          1.300          1.300           1.300          1.300
            CMT_1YR     1.150          1.150          1.150           1.150          1.150
                       40 CPR         50 CPR         60 CPR         70 CPR
             100-24     3.596          3.288          3.024          2.705
             100-25     3.580          3.263          2.990          2.662
             100-26     3.564          3.237          2.957          2.619
             100-27     3.547          3.212          2.924          2.576
             100-28     3.531          3.186          2.890          2.533
             100-29     3.514          3.161          2.857          2.490
             100-30     3.498          3.135          2.823          2.448
             100-31     3.481          3.110          2.790          2.405
             101-00     3.465          3.084          2.757          2.362
             101-01     3.449          3.059          2.724          2.319
             101-02     3.432          3.033          2.690          2.277
             101-03     3.416          3.008          2.657          2.234
             101-04     3.400          2.982          2.624          2.192
             101-05     3.383          2.957          2.591          2.149
             101-06     3.367          2.932          2.557          2.107
             101-07     3.351          2.906          2.524          2.064
             101-08     3.334          2.881          2.491          2.022

           N-Spread       168            165            146            114
                WAL      2.04           1.27           0.96           0.74
           Mod Durn      1.88           1.21           0.93           0.72
   Principal Window Apr04 - Dec10  Apr04 - Jul08  Apr04 - Jun07  Apr04 - Sep06

          LIBOR_6MO     1.150          1.150          1.150          1.150
          LIBOR_1YR     1.300          1.300          1.300          1.300
            CMT_1YR     1.150          1.150          1.150          1.150

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 8A1                                        [LOGO UBS Investment Bank]

Balance    $10,000,000  Delay                   24  WAC(1)                 5.200
Coupon          3.4730  Dated             3/1/2004  WAM(1)                   360
Settle       3/31/2004  First Payment    4/25/2004  Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 8 NWAC - 1.43, ELSE GROUP 8 NWAC - .46

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
          100-24           3.069           3.035           2.997           2.954           2.907
          100-25           3.055           3.020           2.981           2.938           2.889
          100-26           3.042           3.006           2.966           2.921           2.870
          100-27           3.029           2.992           2.950           2.904           2.852
          100-28           3.015           2.977           2.935           2.887           2.834
          100-29           3.002           2.963           2.919           2.870           2.815
          100-30           2.989           2.949           2.904           2.853           2.797
          100-31           2.976           2.934           2.888           2.836           2.779
          101-00           2.963           2.920           2.873           2.820           2.760
          101-01           2.949           2.906           2.857           2.803           2.742
          101-02           2.936           2.892           2.842           2.786           2.724
          101-03           2.923           2.877           2.826           2.769           2.705
          101-04           2.910           2.863           2.811           2.752           2.687
          101-05           2.896           2.849           2.795           2.736           2.669
          101-06           2.883           2.834           2.780           2.719           2.651
          101-07           2.870           2.820           2.764           2.702           2.632
          101-08           2.857           2.806           2.749           2.685           2.614
        N-Spread              63              71              77              82              86
             WAL            2.47            2.28            2.10            1.93            1.77
        Mod Durn           2.331           2.157           1.991           1.833           1.685
Principal Window   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07
       LIBOR_6MO           1.170           1.170           1.170           1.170           1.170

                          40 CPR          50 CPR          60 CPR          70 CPR
          100-24           2.794           2.650           2.457           2.178
          100-25           2.772           2.623           2.424           2.137
          100-26           2.750           2.597           2.392           2.096
          100-27           2.728           2.571           2.359           2.055
          100-28           2.707           2.544           2.327           2.014
          100-29           2.685           2.518           2.295           1.973
          100-30           2.663           2.491           2.262           1.932
          100-31           2.641           2.465           2.230           1.891
          101-00           2.619           2.439           2.198           1.850
          101-01           2.597           2.412           2.165           1.809
          101-02           2.575           2.386           2.133           1.768
          101-03           2.554           2.360           2.101           1.728
          101-04           2.532           2.334           2.069           1.687
          101-05           2.510           2.307           2.037           1.646
          101-06           2.488           2.281           2.004           1.605
          101-07           2.467           2.255           1.972           1.564
          101-08           2.445           2.229           1.940           1.524
        N-Spread              90              88              79              54
             WAL            1.48            1.22            0.98            0.77
        Mod Durn           1.413           1.172           0.955           0.754
Principal Window   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Sep06
       LIBOR_6MO           1.170           1.170           1.170           1.170

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 8A1                                        [LOGO UBS Investment Bank]

Balance    $40,000,000  Delay                   24  WAC(1)                 5.200
Coupon          2.5000  Dated             3/1/2004  WAM(1)                   360
Settle       3/31/2004  First Payment    4/25/2004  Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 8 NWAC - 2.408, ELSE GROUP 8 NWAC - .46

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
           99-24           2.546           2.549           2.552           2.551           2.556
           99-25           2.533           2.535           2.537           2.534           2.537
           99-26           2.520           2.520           2.521           2.517           2.519
           99-27           2.506           2.506           2.505           2.500           2.500
           99-28           2.493           2.491           2.490           2.483           2.481
           99-29           2.480           2.477           2.474           2.466           2.462
           99-30           2.467           2.463           2.458           2.449           2.444
           99-31           2.453           2.448           2.443           2.432           2.425
          100-00           2.440           2.434           2.427           2.415           2.406
          100-01           2.427           2.419           2.411           2.398           2.388
          100-02           2.414           2.405           2.396           2.381           2.369
          100-03           2.400           2.391           2.380           2.363           2.351
          100-04           2.387           2.376           2.364           2.346           2.332
          100-05           2.374           2.362           2.349           2.329           2.313
          100-06           2.361           2.348           2.333           2.312           2.295
          100-07           2.347           2.333           2.318           2.295           2.276
          100-08           2.334           2.319           2.302           2.278           2.258
        N-Spread              42              51              60              67              75
             WAL            2.46            2.27            2.08            1.90            1.74
        Mod Durn           2.353           2.169           1.993           1.827           1.672
Principal Window   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07
       LIBOR_6MO           1.150           1.150           1.150           1.150           1.150

                          40 CPR          50 CPR          60 CPR          70 CPR
           99-24           2.566           2.579           2.596           2.620           2.653
           99-25           2.544           2.552           2.562           2.577           2.596
           99-26           2.521           2.524           2.528           2.534           2.539
           99-27           2.499           2.497           2.494           2.490           2.482
           99-28           2.476           2.470           2.460           2.447           2.425
           99-29           2.454           2.442           2.427           2.404           2.369
           99-30           2.431           2.415           2.393           2.361           2.312
           99-31           2.409           2.388           2.359           2.318           2.255
          100-00           2.386           2.361           2.325           2.275           2.198
          100-01           2.364           2.333           2.291           2.232           2.142
          100-02           2.342           2.306           2.258           2.189           2.085
          100-03           2.319           2.279           2.224           2.146           2.028
          100-04           2.297           2.252           2.190           2.103           1.972
          100-05           2.275           2.225           2.156           2.060           1.915
          100-06           2.252           2.197           2.123           2.017           1.859
          100-07           2.230           2.170           2.089           1.975           1.803
          100-08           2.207           2.143           2.055           1.932           1.746
        N-Spread              87              98             104             105             103
             WAL            1.44            1.18            0.95            0.74            0.56
        Mod Durn           1.390           1.144           0.923           0.725            0.55
Principal Window   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Sep06   Apr04 - Feb06
       LIBOR_6MO           1.150           1.150           1.150           1.150

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-3, 8A1                                        [LOGO UBS Investment Bank]

Balance    $50,000,000  Delay                   24  WAC(1)                 5.200
Coupon          2.6400  Dated             3/1/2004  WAM(1)                   360
Settle       3/31/2004  First Payment    4/25/2004  Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 8 NWAC - 2.268, ELSE GROUP 8 NWAC - .46

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
          100-00           2.571           2.565           2.559           2.551           2.543
          100-01           2.558           2.551           2.543           2.535           2.525
          100-02           2.544           2.537           2.528           2.518           2.506
          100-03           2.531           2.522           2.512           2.501           2.488
          100-04           2.518           2.508           2.497           2.484           2.470
          100-05           2.505           2.494           2.481           2.467           2.451
          100-06           2.492           2.479           2.466           2.450           2.433
          100-07           2.478           2.465           2.450           2.433           2.415
          100-08           2.465           2.451           2.435           2.417           2.396
          100-09           2.452           2.437           2.419           2.400           2.378
          100-10           2.439           2.422           2.404           2.383           2.360
          100-11           2.426           2.408           2.388           2.366           2.341
          100-12           2.413           2.394           2.373           2.349           2.323
          100-13           2.399           2.380           2.358           2.333           2.305
          100-14           2.386           2.365           2.342           2.316           2.287
          100-15           2.373           2.351           2.327           2.299           2.268
          100-16           2.360           2.337           2.311           2.282           2.250
        N-Spread              44              52              60              66              72
             WAL            2.47            2.28            2.10            1.93            1.77
        Mod Durn           2.360           2.182           2.012           1.850           1.699
Principal Window   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07
       LIBOR_6MO           1.170           1.170           1.170           1.170           1.170

                          40 CPR          50 CPR          60 CPR          70 CPR
          100-00           2.523           2.497           2.462           2.411
          100-01           2.501           2.471           2.429           2.370
          100-02           2.479           2.444           2.397           2.328
          100-03           2.457           2.418           2.364           2.287
          100-04           2.435           2.391           2.331           2.245
          100-05           2.413           2.365           2.299           2.204
          100-06           2.392           2.338           2.266           2.163
          100-07           2.370           2.312           2.234           2.121
          100-08           2.348           2.285           2.201           2.080
          100-09           2.326           2.259           2.169           2.039
          100-10           2.304           2.232           2.136           1.997
          100-11           2.282           2.206           2.104           1.956
          100-12           2.260           2.180           2.071           1.915
          100-13           2.239           2.153           2.039           1.874
          100-14           2.217           2.127           2.006           1.832
          100-15           2.195           2.101           1.974           1.791
          100-16           2.173           2.074           1.942           1.750
        N-Spread              82              88              91              85
             WAL            1.48            1.22            0.98            0.77
        Mod Durn           1.422           1.176           0.956           0.753
Principal Window   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Feb07   Apr04 - Sep06
       LIBOR_6MO           1.170           1.170           1.170           1.170

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either expres or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UB is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or hav acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

MARM 04-03 , CLASS 8-A-4

Balance    $30,000,000  Delay          24          WAC(8)  5.207   WAM(8)    359
Coupon     3.155        Dated          3/1/2004    NET(8)  4.909   WALA(8)    1
Settle     3/31/2004    First Payment  4/25/2004

RUN TO EARLIER OF 5% CALL AND WTD AVG RESET IN 35 MONTHS.

                     10 CPR         15 CPR         20 CPR         25 CPR         30 CPR
          100-16      2.869          2.843          2.814          2.777          2.741
          100-17      2.856          2.829          2.798          2.760          2.722
          100-18      2.842          2.814          2.782          2.743          2.703
          100-19      2.829          2.800          2.767          2.725          2.685
          100-20      2.816          2.785          2.751          2.708          2.666
          100-21      2.802          2.771          2.735          2.691          2.647
          100-22      2.789          2.756          2.720          2.674          2.629
          100-23      2.776          2.742          2.704          2.657          2.610
          100-24      2.763          2.728          2.688          2.640          2.592
          100-25      2.749          2.713          2.673          2.623          2.573
          100-26      2.736          2.699          2.657          2.606          2.554
          100-27      2.723          2.685          2.642          2.589          2.536
          100-28      2.710          2.670          2.626          2.572          2.517
          100-29      2.696          2.656          2.610          2.555          2.499
          100-30      2.683          2.641          2.595          2.538          2.480
          100-31      2.670          2.627          2.579          2.521          2.462
          101-00      2.657          2.613          2.564          2.504          2.443

             WAL       2.46           2.27           2.08          1.90            1.74
        Mod Durn       2.33           2.15           1.98          1.82            1.66
Principal Window  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07
                     40 CPR         50 CPR         60 CPR         70 CPR         80 CPR
          100-16      2.655          2.545          2.395          2.185          1.870
          100-17      2.632          2.517          2.361          2.142          1.814
          100-18      2.610          2.490          2.328          2.099          1.758
          100-19      2.587          2.463          2.294          2.056          1.702
          100-20      2.565          2.436          2.261          2.014          1.646
          100-21      2.543          2.409          2.227          1.971          1.590
          100-22      2.520          2.382          2.194          1.929          1.534
          100-23      2.498          2.355          2.160          1.886          1.478
          100-24      2.476          2.328          2.127          1.843          1.422
          100-25      2.453          2.300          2.093          1.801          1.366
          100-26      2.431          2.273          2.060          1.759          1.310
          100-27      2.409          2.246          2.026          1.716          1.255
          100-28      2.387          2.219          1.993          1.674          1.199
          100-29      2.364          2.192          1.959          1.631          1.143
          100-30      2.342          2.165          1.926          1.589          1.088
          100-31      2.320          2.139          1.893          1.547          1.032
          101-00      2.298          2.112          1.860          1.504          0.977

             WAL       1.44           1.18           0.95           0.74           0.56
        Mod Durn       1.39           1.14           0.92           0.73           0.55
Principal Window  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Feb07  Apr04 - Sep06  Apr04 - Feb06

MARM 04-3, 9A1                                        [LOGO UBS Investment Bank]

Balance    $35,500,000  Delay                   24  WAC(1)                 3.045
Coupon          1.7300  Dated             3/1/2004  WAM(1)                   358
Settle       3/31/2004  First Payment    4/25/2004

RUN TO THE 5% CLEANUP CALL

FORMULA:GROUP 9 NWAC - .981875                                              BEEM

                          10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
           99-24              45              46              47              48              50
           99-25              45              46              46              47              48
           99-26              44              45              46              46              47
           99-27              44              44              45              45              46
           99-28              44              44              44              44              45
           99-29              43              43              43              43              43
           99-30              43              43              42              42              42
           99-31              42              42              42              41              41
          100-00              42              41              41              40              40
          100-01              41              41              40              39              38
          100-02              41              40              39              38              37
          100-03              40              39              38              37              36
          100-04              40              39              38              36              35
          100-05              40              38              37              35              33
          100-06              39              38              36              34              32
          100-07              39              37              35              33              31
          100-08              38              36              34              32              29
             WAL            7.74            5.44            4.09            3.20            2.59
        Mod Durn            6.97            5.02            3.84            3.04            2.48
Principal Window   Apr04 - Oct25   Apr04 - Sep20   Apr04 - Feb17   Apr04 - Jul14   Apr04 - Aug12
       LIBOR_6MO           1.190           1.190           1.190           1.190           1.190

                          40 CPR          50 CPR          60 CPR          70 CPR
           99-24              52              55              59              63
           99-25              51              53              56              59
           99-26              49              51              53              55
           99-27              47              48              50              51
           99-28              45              46              47              47
           99-29              43              43              44              44
           99-30              42              41              40              40
           99-31              40              39              37              36
          100-00              38              36              34              32
          100-01              36              34              31              28
          100-02              35              32              28              24
          100-03              33              29              25              20
          100-04              31              27              22              16
          100-05              29              25              19              13
          100-06              27              22              16               9
          100-07              26              20              13               5
          100-08              24              18              10               1
             WAL            1.82            1.35            1.04            0.82
        Mod Durn            1.76            1.32            1.02            0.81
Principal Window   Apr04 - Feb10   Apr04 - Jul08   Apr04 - Jul07   Apr04 - Sep06
       LIBOR_6MO           1.190           1.190           1.190           1.190

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.